Exhibit 10.3

EXECUTION VERSION

CONSENT AND AMENDMENT NO. 1

TO

CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 1 dated as of June 14, 2017 (this “Amendment”) is by and among BUFFALO GULF COAST TERMINALS LLC (“Parent”), HFOTCO LLC (“Borrower”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”), and the LENDERS signatory hereto constituting “Required Lenders” and amends, and provides consent under, that certain Credit Agreement dated as of August 19, 2014 (as amended, restated, extended, supplemented, modified and otherwise in effect from time to time, the “Credit Agreement”) by and among Parent, Borrower, the Administrative Agent, Bank of America, N.A., as collateral agent and the persons from time to time party thereto as “Lenders” (the “Lenders”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the indirect owners of Parent have entered into to a Purchase and Sale Agreement, dated on or about the date hereof (as amended, modified or otherwise supplemented from time to time, the “Purchase and Sale Agreement”), by and among Buffalo Investor I. LP, Buffalo Investor II, LP, Alinda Infrastucture Fund II, L.P. (solely for the limited purposes specified therein), Alinda Infrastructure Parallel Fund II, L.P. (solely for the limited purposes specified therein), Beachhead I LLC (“Buyer I”), Beachhead II LLC (“Buyer II”, and together with Buyer I, the “Buyers”) and SemGroup Corporation;

WHEREAS, pursuant to the Purchase and Sale Agreement, the Buyers, either directly or through one or more wholly owned subsidiaries of the applicable Buyer, intend to acquire in the aggregate 100% of the membership interests of Buffalo Parent Gulf Coast Terminals LLC (the “Acquisition”), the immediate parent entity of Parent;

WHEREAS, the consummation of the transactions contemplated by the Purchase and Sale Agreement would constitute a Change of Control under clause (a)(i) of the definition thereof (the “Specified Change of Control”), and such occurrence would constitute an Event of Default under Section 7.01(1) of the Credit Agreement;

WHEREAS, in connection with the Specified Change of Control, the Buyers have requested that the definition of “Change of Control” and certain other provisions be amended substantially contemporaneously with the Acquisition;

WHEREAS, the Lenders party hereto, constituting the Required Lenders, have agreed, on the terms and conditions set forth herein (i) to consent under the Credit Agreement and related Loan Documents to the Specified Change of Control and (ii) to amend the definition of “Change of Control” and certain other provisions as noted below.

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Consent

§1.1. As of the Effective Date (as defined below), the Required Lenders consent to the Specified Change of Control and agree that no Default or Event of Default shall arise under Section 7.01(1) of the Credit Agreement or otherwise under any Loan Document due to the Specified Change of Control.

§2. Amendments to the Credit Agreement.

In reliance upon the representations, warranties and covenants set forth herein and effective as of the Effective Date, the Credit Agreement shall be amended in the manner set forth in this Section 2:

§2.1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement shall be amended by amending and restating the definition of “Applicable Margin” as follows:

“Applicable Margin” shall mean (a) in the case of Tranche B Term Loans, (i) with respect to ABR Loans, a rate per annum equal to 2.50%, and (ii) with respect to Eurodollar Loans, a rate per annum equal to 3.50%, (b) in the case of any Incremental Term Loans of any Series, the rate per annum specified in the Incremental Facility Agreement establishing the Incremental Term Commitments of such Series, and (c) in the case of Revolving Loans (i) with respect to ABR Loans, a rate per annum equal to 2.25%, and (ii) with respect to Eurodollar Loans, a rate per annum equal to 3.25%.

§2.2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement shall be amended by adding the following definition, which shall read in its entirety as follows:

“Buffalo Parent” means Buffalo Parent Gulf Coast Terminals LLC, a Delaware limited liability company.

§2.3. Amendment to Section 1.01. The definition of “Change of Control” appearing in Section 1.01 of the Credit Agreement shall be amended by (i) deleting the reference to “Sponsor” therein and (ii) replacing it with “Permitted Holders” in lieu thereof.

§2.4. Amendment to Section 1.01. Section 1.01 of the Credit Agreement shall be amended by adding the following definition, which shall read in its entirety as follows:

“Permitted Holders” means (i) SemGroup Corporation, a Delaware corporation or (ii) Sponsor.

§2.5. Amendment to Section 2.11(c). Section 2.11(c) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(c) Call Protection. In the event that all or any portion of the Tranche B Term Loans are (i) prepaid through any voluntary prepayments, (ii) prepaid pursuant to Section 2.11(b)(iv) or (iii) repriced (including pursuant to any amendment, waiver or consent with respect to this Agreement) (in each case, in connection with (A) any amendment, waiver or consent with respect to this Agreement directed at, or the result of which would be, the lowering of the effective interest cost or the Weighted Average Yield of the Tranche B Term Loans (or portion thereof) or (B) the incurrence of any Indebtedness having an effective interest cost or Weighted Average Yield that is less than the effective interest cost or Weighted Average Yield of the Tranche B Term Loans (or portion thereof) so prepaid or repriced (a “Repricing Transaction”)) occurring on or prior to December 14, 2017, such prepayment or repricing will be made at 101.0% of the principal amount so prepaid or repriced. If all or any portion of the Tranche B Term Loans held by any Lender are effectively prepaid, refinanced or replaced pursuant to Section 2.19 as a result of, or in connection with, such Lender not agreeing or otherwise consenting to any amendment, waiver, or consent referred to in clause (iii) above (or otherwise in connection with a Repricing Transaction) occurring on or prior to December 14, 2017, such effective prepayment, refinancing or replacement of the Tranche B Term Loans of such Lender will be made at 101.0% of the principal amount of such Tranche B Term Loans so prepaid, refinanced or replaced.”

§2.6. Amendment to Section 5.04(a). Section 5.04(a) of the Credit Agreement shall be amended by (a) deleting each reference to “Parent” therein and replacing it with “Buffalo Parent” in lieu thereof, and (b) adding the following clause at the end thereof:

“; provided, that if, at any time, Buffalo Parent (I) ceases to directly and beneficially own 100% on a fully diluted basis of the economic and voting interests in the Equity Interests in the Parent, or (II) engages in any business or activity, or owns any assets, other than owning 100% of the economic and voting interests in the Equity Interests in the Parent and activities and assets incidental or related thereto, the financial statements required to be delivered pursuant to this Section 5.04(a) shall be the financial statements of the Parent and the Subsidiaries.”

§2.7. Amendment to Section 5.04(b). Section 5.04(b) of the Credit Agreement shall be amended by (a) deleting each reference to “Parent” therein and replacing it with “Buffalo Parent” in lieu thereof, and (b) adding the following clause at the end thereof:

“; provided, that if, at any time, Buffalo Parent (I) ceases to directly and beneficially own 100% on a fully diluted basis of the economic and voting interests in the Equity Interests in the Parent, or (II) engages in any business or activity, or owns any assets, other than owning 100% of the economic and voting interests in the Equity Interests in the Parent and activities and assets incidental or related thereto, the financial statements required to be delivered pursuant to this Section 5.04(b) shall be the financial statements of the Parent and the Subsidiaries.”

§2.8. Amendment to Section 5.08. Section 5.08 of the Credit Agreement shall be amended by deleting the phrase “of the Parent” in the introductory clause thereof.

§2.9. Amendment to Section 5.13. Section 5.13(a) of the Credit Agreement shall be amended by adding the following sentence at the end thereof: “For the avoidance of doubt, the maintenance by a Permitted Holder or one or more Affiliates of a Permitted Holder of insurance policies on behalf of Parent, Borrower and the other Restricted Subsidiaries shall constitute compliance with this Section 5.13(a) if such policies otherwise satisfy the requirements specified in this Section 5.13(a).”

§2.10. Amendment to Section 6.08(g). Section 6.08(g) of the Credit Agreement shall be amended by deleting the reference to “the Sponsor” therein and replacing it with “any Permitted Holder” in lieu thereof.

§2.11. Amendment to Schedule 9.01. Schedule 9.01 of the Credit Agreement shall be amended by restating the notices information for the Borrower in its entirety as follows:

“The Borrower and the Loan	HFOTCO LLC
Parties:	1201 South Sheldon Road
Houston, TX 77015
Attention: Shaun Revere
Facsimile: 713-948-7553
Telephone: 713-948-7503
Email: srevere@hfotco.com

with a copy to:
SemGroup Corporation
Attention: General Counsel
6120 S. Yale Avenue
Suite 700
Tulsa, OK 74136
Email: WGAULT@SEMGROUPCORP.COM”

§3. Affirmation and Acknowledgment. Each of Parent and Borrower hereby ratifies and confirms all of its obligations to the Lenders and the Administrative Agent under the Credit Agreement and the other Loan Documents, as amended hereby and acknowledges and agrees that the Credit Agreement and the other Loan Documents, as amended hereby, shall remain in full force and effect in accordance with their respective terms. By signature hereto, the (a) Parent confirms and agrees that it has no defense to enforcement of the Guaranty Agreement, and that according to its terms, the Guaranty Agreement will continue in full force and effect to guaranty the Borrower’s obligations under the Loan Documents and the other amounts described in the Guaranty Agreement following execution of this Amendment and the occurrence of the Effective Date and (b) Parent and Borrower confirm and agree that all Liens now or hereafter held by the Collateral Agent for the benefit of the Secured Parties as security for payment of the Obligations remain in full force and effect.

§4. Representations and Warranties. Each of Parent and Borrower hereby represent and warrant to the Lenders and the Administrative Agent as follows:

(a) Prior to and after giving effect to this Amendment, the representations of the Parent and the Borrower contained in Article III of the Credit Agreement and any other Loan Document are true and correct in all material respects on and as of the Effective Date (or, with respect to representations and warranties qualified by materiality, in all respects as of such date), except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date (and except, for the avoidance of doubt, for any inaccuracy of such representations and warranties that would arise as a result of the Specified Change of Control prior to giving effect to this Amendment).

(b) The execution and delivery by Parent and Borrower of this Amendment and the performance by Parent and Borrower of its respective obligations and agreements under this Amendment, the Credit Agreement and the other Loan Documents as amended hereby are within the organizational power and authority of Parent and Borrower, as applicable, and have been duly authorized by all necessary limited liability company or other organizational action of the Parent and the Borrower.

(c) This Amendment has been duly executed and delivered by Parent and Borrower. Each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of the Parent and Borrower, enforceable against Parent and Borrower in accordance with their respective terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) Prior to and after giving effect to this Amendment, no Default or Event of Default exists (for the avoidance of doubt not including any Default or Event of Default that would arise as a result of the Specified Change of Control prior to giving effect to this Amendment).

§5. Binding Effect. This Amendment shall become effective and legally binding on the date hereof when the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by Parent, Borrower, the Administrative Agent and Lenders constituting Required Lenders. This Amendment shall bind each party’s successors and assigns, including any Person to whom any Lender party hereto assigns any of its interests, rights and obligations under the Credit Agreement.

§6. Conditions. The effectiveness of the consent set forth in §1 and the amendments set forth in §2 are subject to the satisfaction of the following conditions precedent or concurrent (the date of satisfaction of such conditions, the “Effective Date”):

(a) The Administrative Agent shall have received a fully executed copy of a consent and amendment to the Bond Facility Agreement, permitting the Specified Change of Control and otherwise on terms permitted by the Loan Documents, certified by a Financial Officer as being complete and correct.

(b) The Administrative Agent shall have received evidence reasonably satisfactory to it of the consummation of the Acquisition prior to or substantially contemporaneously with the Effective Date.

(c) The representations and warranties set forth in Section 4 hereof shall be true and correct.

(d) All fees and expenses required to be paid on or before the date hereof in connection with this Amendment in accordance with Credit Agreement shall have been paid.

(e) the Borrower shall have paid, by wire transfer of immediately available funds, to the Administrative Agent, for the account of each Lender that delivers a signed counterpart of this Amendment prior to 3:00 p.m. (New York City time) on June 13, 2017 (the “Signing Date”), a fee in an aggregate amount equal to 0.25% of the outstanding principal amount of the Tranche B Term Loans and Revolving Commitments held by such Lender on the Signing Date.

For purposes of determining compliance with the conditions specified in this Section 6, each Lender that has signed this Amendment shall be deemed to have consented to, approved, accepted or be satisfied with, each document or other matter required thereunder to be consented to, approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Effective Date, specifying its objection thereto. The Administrative Agent shall notify the Parent, the Borrower and the Lenders of the Effective Date.

§7. [Reserved.].

§8. Miscellaneous Provisions.

§8.1. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement and the Loan Documents, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement and the Loan Documents shall be read and construed as one instrument.

§8.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

§8.3. EACH OF THE PARENT AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE LENDERS OR ANY RELATED PARTY OF THE LENDERS IN ANY WAY RELATING TO THIS AMENDMENT, THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDERS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE PARENT, THE BORROWER OR ITS RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

§8.4. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

§8.5. Except as otherwise expressly provided for in this Amendment, nothing contained in this Amendment shall extend to or affect in any way any of the rights or obligations of Parent and/or Borrower, as applicable, or the Administrative Agent’s or a Lender’s obligations, rights and remedies.

§8.6. The provisions of this Amendment are solely for the benefit of the Parent, Borrower, the Administrative Agent and the Lenders and no other Person shall have rights as a third party beneficiary of any of such provisions.

§8.7. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

HFOTCO LLC

By:	/s/ Shaun Revere
Name:	Shaun Revere
Title:	CEO

BUFFALO GULF COAST TERMINALS LLC

By:	/s/ James M. Metcalfe
Name:	James M. Metcalfe
Title:	Authorized Signatory

[Signature Page to Amendment to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent for the Lenders

By:	/s/ Lisa Hansan
Name:	Lisa Hansan
Title:	Authorized Signatory

[Signature Page to Amendment to Credit Agreement]

1199 SEIU Health Care Employees Pension Fund as a Lender

By:	/s/ Heydi Lu
Name: Heydi Lu
Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

ALLSTATE INSURANCE COMPANY, as Lender

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Authorized Signatory

By:	/s/ Mark D. Pittman
Name:	Mark D. Pittman
Title:	Authorized Signatory

[Signature Page to Amendment to Credit Agreement]

ALLSTATE LIFE INSURANCE COMPANY, as Lender

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Authorized Signatory

By:	/s/ Mark D. Pittman
Name:	Mark D. Pittman
Title:	Authorized Signatory

[Signature Page to Amendment to Credit Agreement]

AIMCO CLO, SERIES 2014-A, as Lender

By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Authorized Signatory

By:	/s/ Mark D. Pittman
Name:	Mark D. Pittman
Title:	Authorized Signatory

[Signature Page to Amendment to Credit Agreement]

AIMCO CLO, SERIES 2015-A, as Lender

By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Authorized Signatory

By:	/s/ Mark D. Pittman
Name:	Mark D. Pittman
Title:	Authorized Signatory

[Signature Page to Amendment to Credit Agreement]

AIMCO CLO, SERIES 2017-A, as Lender

By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Authorized Signatory

By:	/s/ Mark D. Pittman
Name:	Mark D. Pittman
Title:	Authorized Signatory

[Signature Page to Amendment to Credit Agreement]

Argo Re Ltd. as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

Argonaut Insurance Company as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

FIDELITY INCOME FUND: FIDELITY TOTAL BOND FUND, as Lender

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

FIDELITY SUMMER STREET TRUST: FIDELITY SERIES FLOATING RATE HIGH INCOME FUND, as Lender

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as Lender

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL FUND, as Lender

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

FIDELITY FLOATING RATE HIGH INCOME INVESTMENT TRUST FOR FIDELITY INVESTMENTS CANADA ULC AS TRUSTEE OF FIDELITY FLOATING RATE HIGH INCOME INVESTMENT TRUST, as Lender

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

FIDELITY FLOATING RATE HIGH INCOME FUND FOR FIDELITY INVESTMENTS CANADA ULC AS TRUSTEE OF FIDELITY FLOATING RATE HIGH INCOME FUND, as Lender

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

FIDELITY QUALIFYING INVESTOR FUNDS PLC BY FIAM LLC AS SUB ADVISOR, as Lender

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

VARIABLE INSURANCE PRODUCTS FUND: FLOATING RATE HIGH INCOME PORTFOLIO, as Lender

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

FIAM FLOATING RATE HIGH INCOME COMMINGLED POOL BY FIDELITY INSTITUTIONAL ASSET MANAGEMENT TRUST COMPANY AS TRUSTEE, as Lender

By:	/s/ Dana Rancourt
Name:	Dana Rancourt
Title:	Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

FIAM LEVERAGED LOAN, LP BY FIAM LLC AS INVESTMENT MANAGER, as Lender

By:	/s/ Dana Rancourt
Name:	Dana Rancourt
Title:	Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

BALLYROCK CLO 2013-1 LTD BY BALLYROCK INVESTMENT ADVISORS LLC, AS COLLATERAL MANAGER, as Lender

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

BALLYROCK CLO 2014-1 LTD BY BALLYROCK INVESTMENT ADVISORS LLC, AS COLLATERAL MANAGER, as Lender

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

BALLYROCK CLO 2016-1 LTD BY
BALLYROCK INVESTMENT ADVISORS
LLC, AS COLLATERAL MANAGER, as Lender

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

California State Teachers’ Retirement System
as a Lender
BY: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Heydi Lu
Name: Heydi Lu
Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2012-II, Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2012-III, Ltd. as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2013-I, Ltd. as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2013-II, Ltd. as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2013-III, Ltd. as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2013-IV, Ltd. as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2014, Ltd. as a Lender
By: CIFC Asset Management LLC, its Portfolio Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2014-II, Ltd. as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2014-III, Ltd. as a Lender
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2014-IV, Ltd as a Lender
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2014-V, Ltd. as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2015-I, Ltd. as a Lender
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2015-II, Ltd. as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2015-III, Ltd. as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2015-IV, Ltd. as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2015-V, Ltd as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2016-I, Ltd. as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2017-I, Ltd as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

CIFC Funding 2017-II, Ltd. as a Lender
By: CIFC CLO Management LLC, its Collateral Manager

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Covenant Credit Partners CLO II, Ltd. as a Lender

By:	/s/ Chris Brogdon
Name: Chris Brogdon Title: Assistant Portfolio Manager

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

Crown Point CLO II Ltd. as a Lender

By:	/s/ John D’Angelo
Name: John D’Angelo Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

Crown Point CLO III, Ltd. as a Lender by Valcour Capital Management LLC, as its Collateral Manager

By:	/s/ John D’Angelo
Name: John D’Angelo Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

Crown Point CLO Ltd. as a Lender

By:	/s/ John D’Angelo
Name: John D’Angelo Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

CSAA Insurance Exchange as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Peter Deschner
Name: Peter Deschner Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

CVP Cascade CLO-1 Ltd. as a Lender
BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo Title: Partner

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

CVP Cascade CLO-2 Ltd. as a Lender
BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo Title: Partner

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

CVP Cascade CLO-3 Ltd. as a Lender
By: CVP CLO Manager, LLC as Investment Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo Title: Partner

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH as Lender

By:	/s/ Chris Chapman
Name: Chris Chapman Title: Director

By:	/s/ Shai Bandner
Name: Shai Bandner Title: Director

[Signature Page to Amendment to Credit Agreement]

Deutsche Floating Rate Fund as a Lender
BY:	Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ Mark Kim
Name: Mark Kim Title: Vice President

For Lenders requiring a second signature block:

By:	/s/ Mark Rigazio
Name: Mark Rigazio Title: Portfolio Manager

[Signature Page to Amendment to Credit Agreement]

Employees’ Retirement System of the State of Rhode Island as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
Name: Heydi Lu
Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Flagship CLO VIII Ltd as a Lender
BY: Deutsche Investment Management Americas Inc.,
As Interim Investment Manager

By:	/s/ Mark Kim
Name: Mark Kim
Title: Vice President

For Lenders requiring a second signature block:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

[Signature Page to Amendment to Credit Agreement]

Flagship VII Limited as a Lender
BY: Deutsche Investment Management Americas Inc.,
As Investment Manager

By:	/s/ Mark Kim
Name: Mark Kim
Title: Vice President

For Lenders requiring a second signature block:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

[Signature Page to Amendment to Credit Agreement]

Halcyon Loan Advisors Funding 2012-2, Ltd. as a Lender
BY: Halcyon Loan Advisors 2012-2 LLC as collateral manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Halcyon Loan Advisors Funding 2013-1 Ltd. as a Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Halcyon Loan Advisors Funding 2013-2 LTD. as a Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Halcyon Loan Advisors Funding 2014-1, Ltd. as a Lender
By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Halcyon Loan Advisors Funding 2014-2 Ltd. as a Lender
By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Halcyon Loan Advisors Funding 2014-3 Ltd as a Lender
BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Halcyon Loan Advisors Funding 2015-1 Ltd as a Lender
By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Halcyon Loan Advisors Funding 2015-2 Ltd. as a Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Halcyon Loan Advisors Funding 2015-3 Ltd as a Lender
By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Halcyon Loan Advisors Funding 2017-1 Ltd as a Lender
By: Halcyon Loan Advisors A LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

HARBOURVIEW CLO VII, LTD ,
as Lender

By:	/s/ Janet Harrison
Name: Janet Harrison
Title: Associate

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to Amendment to Credit Agreement]

Health Net Community Solutions, Inc. as a Lender
BY: Deutsche Investment Management Americas Inc. As Manager

By:	/s/ Mark Kim
Name: Mark Kim
Title: Vice President

For Lenders requiring a second signature block:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

[Signature Page to Amendment to Credit Agreement]

Health Net of California, Inc. as a Lender
By: Deutsche Investment Management Americas Inc. As Manager

By:	/s/ Mark Kim
Name: Mark Kim
Title: Vice President

For Lenders requiring a second signature block:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

[Signature Page to Amendment to Credit Agreement]

ICE Global Credit CLO Limited as a Lender
By: ICE Canyon LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Indiana Public Retirement System as a Lender
By: Oaktree Capital Management, L.P. its: Investment Manager

By:	/s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

John Hancock Fund II Floating Rate Income Fund as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
Name: Heydi Lu
Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Montgomery County Employee’s Retirement System as Lender

By:	/s/ Steve Kotsen
Name: Steve Kotsen
Title: Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

State of New Jersey – Common Pension Fund D as Lender

By:	/s/ Steve Kotsen
Name: Steve Kotsen
Title: Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

Safety National Casualty Corporation as Lender

By:	/s/ Steve Kotsen
Name: Steve Kotsen
Title: Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

Kapitalforeningen Industriens Pension Portfolio, High Yield Obligationer III

as Lender

By:	/s/ Steve Kotsen
Name: Steve Kotsen
Title: Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

Pinnacol Assurance as Lender

By:	/s/ Steve Kotsen
Name: Steve Kotsen
Title: Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

Kapitalforeningen Unipension Invest, High Yield Obligationer V

as Lender

By:	/s/ Steve Kotsen
Name: Steve Kotsen
Title: Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

Kingsland VI as a Lender
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Kingsland VII as a Lender
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Los Angeles County Employees Retirement Association as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
Name: Heydi Lu
Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Missouri Education Pension Trust as a Lender
By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Patrick Layton
Name: Patrick Layton
Title: Authorizied Signatory

[Signature Page to Amendment to Credit Agreement]

Mountain Hawk I CLO, LTD.
as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
Name: Heydi Lu
Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Mountain Hawk II CLO, LTD.
as a Lender

By:	/s/ Heydi Lu
Name: Heydi Lu
Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Mountain Hawk III CLO, Ltd.
as a Lender

By:	/s/ Heydi Lu
Name: Heydi Lu
Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

MP CLO III, Ltd.
as a Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

MP CLO IV, Ltd.
as a Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

MP CLO V, Ltd.
as a Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

MP CLO VI, Ltd.
as a Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

MP CLO VII, Ltd.
as a Lender
By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

MP CLO VIII, Ltd.
as a Lender
By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Mt. Whitney Securities, L.L.C.
as a Lender
BY: Deutsche Investment Management Americas Inc.
As Manager

By:	/s/ Mark Kim
Name: Mark Kim
Title: Vice President

For Lenders requiring a second signature block:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

[Signature Page to Amendment to Credit Agreement]

Stichting Pensioenfonds TNO as Lender

By:	/s/ Steve Kotsen
Name:	Steve Kotsen
Title:	Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

NCRAM Loan Trust as Lender

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

Nomura Bond and Loan Fund as Lender

By:	/s/ Steven Rosenthal
Name:	Steven Rosenthal
Title:	Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

Tuolumne Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC As Collateral Manager,

By:	/s/ Douglas L. Winchell
Name:	Douglas L. Winchell
Title:	Officer

For Lenders requiring a second signature block:

By:	N/A
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Lockwood Grove CLO, Ltd. By: Tall Tree Investment Management, LLC As Collateral Manager,

By:	/s/ Douglas L. Winchell
Name:	Douglas L. Winchell
Title:	Officer

For Lenders requiring a second signature block:

By:	N/A
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Nelder Grove CLO, Ltd. By: Tall Tree Investment Management, LLC As Collateral Manager,

By:	/s/ Douglas L. Winchell
Name:	Douglas L. Winchell
Title:	Officer

For Lenders requiring a second signature block:

By:	N/A
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Nomura Global Manager Select - Bank Loan Fund as a Lender BY: Deutsche Investment Management Americas Inc., its Investment Sub-Advisor

By:	/s/ Mark Kim
Name: Mark Kim
Title: Vice President

For Lenders requiring a second signature block:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

[Signature Page to Amendment to Credit Agreement]

Stichting Pensioenfond Hoogovens as Lender

By:	/s/ Steve Kotsen
Name: Steve Kotsen
Title: Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

California Public Employee’s Retirement System as Lender

By:	/s/ Steve Kotsen
Name:	Steve Kotsen
Title:	Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

Nomura High Yield Fund as Lender

By:	/s/ Steve Kotsen
Name:	Steve Kotsen
Title:	Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

Oaktree CLO 2014-2 Ltd. as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Collateral Manager

By:	/s/ Peter Deschner
Name: Peter Deschner Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

OAKTREE CLO 2015-1 LTD. as a Lender
By:	Oaktree Capital Management, L.P.
its:	Collateral Manager

By:	/s/ Peter Deschner
Name: Peter Deschner Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

Oaktree EIF I Series A, LTD as a Lender
By:	Oaktree Capital Management, L.P.
its:	Collateral Manager

By:	/s/ Peter Deschner
Name: Peter Deschner Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

Oaktree EIF I Series A1, LTD as a Lender
By:	Oaktree Capital Management, L.P.
its:	Collateral Manager

By:	/s/ Peter Deschner
Name: Peter Deschner Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

Oaktree EIF II Series A1, Ltd. as a Lender
By:	Oaktree Capital Management, L.P.
its:	Collateral Manager

By:	/s/ Peter Deschner
Name: Peter Deschner Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

OAKTREE EIF II SERIES B1, LTD. as a Lender
By:	Oaktree Capital Management, L.P.
its:	Collateral Manager

By:	/s/ Peter Deschner
Name: Peter Deschner Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

OAKTREE EIF II SERIES B2, LTD. as a Lender
By:	Oaktree Capital Management, L.P.
its:	Collateral Manager

By:	/s/ Peter Deschner
Name: Peter Deschner Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

Oaktree Enhanced Income Funding Series IV, Ltd. as a Lender
BY:	Oaktree Capital Management, L.P.
Its:	Collateral Manager

By:	/s/ Peter Deschner
Name: Peter Deschner Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

Oaktree Senior Loan Fund, L.P. as a Lender
By:	Oaktree Senior Loan GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Peter Deschner
Name: Peter Deschner Title: Authorized Signatory

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian Title: Authorized Signatory

[Signature Page to Amendment to Credit Agreement]

Ocean Trails CLO IV as a Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Todd Solomon
Name: Todd Solomon Title: Vice President

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

Ocean Trails CLO V as a Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Todd Solomon
Name: Todd Solomon
Title: Vice President

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Ocean Trails CLO VI as a Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Todd Solomon
Name: Todd Solomon
Title: Vice President

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

ORIX Corporate Capital Inc. as Lender

By:	/s/ David Marun
Name:	David Marun
Title:	Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Palmer Square CLO 2013-1, Ltd as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Palmer Square CLO 2013-2, Ltd as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Palmer Square CLO 2014-1, Ltd as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Palmer Square CLO 2015-1, Ltd as a Lender
BY: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Palmer Square CLO 2015-2, Ltd as a Lender
BY: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Palmer Square Loan Funding 2016-2, Ltd as a Lender
By: Palmer Square Capital Management LLC, as Servicer

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Palmer Square Loan Funding 2016-3, Ltd as a Lender
By: Palmer Square Capital Management LLC, as Servicer

By:	/s/ Matt Bloomfield
Name: Matt Bloomfield
Title: Managing Director/Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Regatta II Funding LP as a Lender
By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Regatta III Funding Ltd as a Lender
By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Regatta IV Funding Ltd as a Lender
By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Regatta V Funding Ltd as a Lender
By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Saranac CLO I Limited as a Lender
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Richard Vratanina
Name: Richard Vratanina
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Saranac CLO II Limited as a Lender
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Richard Vratanina
Name: Richard Vratanina
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Saranac CLO III Limited as a Lender
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Richard Vratanina
Name: Richard Vratanina
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

SHBNPP US Senior Loan Private Special Asset Investment Trust No.1 (H)[Loan] as a Lender
By: CIFC Asset Management LLC, its Advisor

By:	/s/ Robert Steelman
Name: Robert Steelman
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

SIEMENS FINANCIAL SERVICES, INC, as Lender

By:	/s/ Patrick N. Riley
Name:	Patrick N. Riley
Title:	Vice President

By:	/s/ Steve Kanaplue
Name:	Steve Kanaplue
Title:	VP

[Signature Page to Amendment to Credit Agreement]

Sound Harbor Loan Fund 2014-1 Ltd. as a Lender
By Allianz Global Investors U.S. LLC, as Manager

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Sound Point CLO II, Ltd as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Sound Point CLO III, Ltd as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Sound Point CLO IV, Ltd as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Sound Point CLO IX, Ltd. as a Lender

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Sound Point CLO V, Ltd. as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Sound Point CLO VI, Ltd. as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Sound Point CLO VII, Ltd. as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Sound Point CLO VIII, Ltd. as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Sound Point CLO X, Ltd. as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Sound Point CLO XI, Ltd. as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Sound Point CLO XII, Ltd. as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Sound Point CLO XIV, Ltd. as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Steele Creek CLO 2014-1, LTD.
as a Lender
BY: Steele Creek Investment Management LLC

By:	/s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Steele Creek CLO 2015-1, LTD.
as a Lender

By:	/s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Steele Creek CLO 2016-1, Ltd.
as a Lender

By:	/s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

SUMITOMO MISUI TRUST BANK,
LIMITED, NEW YORK BRANCH,
As a Lender

By:	/s/ Lorraine Netter
Name:	LORRAINE NETTER, ESQ.
Title:	AUTHORIZED SIGNATORY LENDING GROUP

[Signature Page to Amendment to Credit Agreement]

TELOS CLO 2013-3, Ltd.
as a Lender
By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

TELOS CLO 2013-4, Ltd.
as a Lender
By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

TELOS CLO 2014-5, Ltd.
as a Lender
BY: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

TELOS CLO 2014-6, Ltd.
as a Lender

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Louisiana State Employee’s Retirement System as Lender

By:	/s/ Steve Kotsen
Name:	Steve Kotsen
Title:	Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

L-3 Communications Corporation Master Trust as Lender

By:	/s/ Steve Kotsen
Name:	Steve Kotsen
Title:	Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

The Regents of The University of California as Lender

By:	/s/ Steve Kotsen
Name:	Steve Kotsen
Title:	Managing Director / Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

Thrivent Balanced Income Plus Fund as a Lender
BY: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Balanced Income Plus Portfolio as a Lender

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Diversified Income Plus Fund as a Lender
BY: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Diversified Income Plus Portfolio as a Lender
BY: Thrivent Financial for Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Financial Defined Benefit Plan Trust as a Lender

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Financial For Lutherans as a Lender

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Growth and Income Plus Fund as a Lender

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Growth and Income Plus Portfolio as a Lender

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Income Fund as a Lender BY: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Income Portfolio as a Lender BY: Thrivent Financial For Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Moderate Allocation Fund as a Lender BY: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Moderate Allocation Portfolio as a Lender BY: Thrivent Financial for Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Moderately Aggressive Allocation Fund as a Lender BY: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Moderately Aggressive Allocation Portfolio as a Lender BY: Thrivent Financial for Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Moderately Conservative Allocation Fund as a Lender BY: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Moderately Conservative Allocation Portfolio as a Lender BY: Thrivent Financial for Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Opportunity Income Plus Fund as a Lender BY: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Thrivent Opportunity Income Plus Portfolio as a Lender

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Trinitas CLO II, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Trinitas CLO III, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Venture X CLO, Limited as a Lender
By its Collateral Manager, MJX Venture Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

VENTURE XII CLO, Limited as a Lender
BY: its investment advisor MJX Venture Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

VENTURE XIII CLO, Limited as a Lender
BY: its Investment Advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

VENTURE XIV CLO, Limited as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

VENTURE XIX CLO, Limited as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

VENTURE XV CLO, Limited as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

VENTURE XVI CLO, Limited as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

Venture XVII CLO Limited as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John Calaba
Name: John Calaba Title: Managing Director

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

Venture XVIII CLO, Limited as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba Title: Managing Director

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

Venture XXVI CLO, Limited as a Lender
By: its investment advisor MJX Venture Management LLC

By:	/s/ John Calaba
Name: John Calaba Title: Managing Director

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

Western Asset Bank Loan (Multi-Currency) Master Fund as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
Name: Heydi Lu Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

Western Asset Bank Loan (Offshore) Fund as a Lender

By:	/s/ Heydi Lu
Name: Heydi Lu Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

Western Asset Corporate Loan Fund Inc. as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
Name: Heydi Lu Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

Western Asset Floating Rate High Income Fund, LLC as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Heydi Lu
Name: Heydi Lu Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

Western Asset U.S. Bank Loan (Offshore) Fund as a Lender

By:	/s/ Heydi Lu
Name: Heydi Lu Title: Authorized SIgnor

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

WHISTLER FUNDING, LLC as a Lender

By:	/s/ Madonna Sequeira
Name: Madonna Sequeira Title: Authorized Signatory

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

WhiteHorse VI. Ltd., as Lender

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

/s/ Ethan Underwood
By: Ethan Underwood Title: Manager

For Lenders requiring a second signature block:

By:
Name: Title:

[Signature Page to Amendment to Credit Agreement]

WhiteHorse VII, Ltd., as Lender

By: H.I.G. WhiteHorse Capital, LLC As: Collateral Manager

/s/ Ethan Underwood
By: Ethan Underwood
Title: Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

WhiteHorse VIII, Ltd., as Lender

By: H.I.G. WhiteHorse Capital, LLC As: Collateral Manager

/s/ Ethan Underwood
By: Ethan Underwood
Title: Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

WhiteHorse IX, Ltd., as Lender

By: H.I.G. WhiteHorse Capital, LLC As: Collateral Manager

/s/ Ethan Underwood
By: Ethan Underwood
Title: Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

WhiteHorse X, Ltd., as Lender

By: H.I.G. WhiteHorse Capital, LLC As: Collateral Manager

/s/ Ethan Underwood
By: Ethan Underwood
Title: Manager

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

WM Pool - High Yield Fixed Interest Trust as a Lender
By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Peter Deschner
Name: Peter Deschner
Title: Senior Vice President

For Lenders requiring a second signature block:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

ZAIS CLO 1, Limited as a Lender
ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

ZAIS CLO 2, Limited as a Lender
ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

ZAIS CLO 3, Limited as a Lender
ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]

ZAIS CLO 6, Limited as a Lender
By Zais Leveraged Loan Master Manager, LLC its collateral manager
By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For Lenders requiring a second signature block:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement]